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Amendment No. 1

     AMENDMENT NO.1 dated as of October 20, 1995 between: AEP INDUSTRIES INC. (the "COMPANY"), the lenders party thereto (the "LENDERS"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MELLON BANK, N.A., as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT" and, together with the Administrative Agent, the "AGENTS").

     The Company, the Lenders and the Agents are parties to a Credit Agreement dated as of August 3, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for credit facilities by the Lenders to the Company in an aggregate principal or face amount of $140,000,000. The Company has requested that the Lenders modify Section 8.06 of the Credit Agreement to authorize the granting of certain liens upon its property in Mountain Top, Pennsylvania and that the Lenders waive the conditions under Section 6.03 of the Credit Agreement with respect to such property. Accordingly, the parties hereto hereby agree as follows:

     Section 1.  DEFINITIONS.  Except as otherwise defined in this Amendment
No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     B. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (g) thereof, (ii) changing the period at the end of clause (h) thereof to a semicolon and (iii) inserting a new clause (i) at the end of said Section 8.06 to read as follows:

           "(i) Liens upon real and/or personal Property located at the Company's facility at Crestwood Industrial Park, Mountain Top, Pennsylvania (as identified in Schedule IV hereto) securing the Loans permitted under Section 8.07(e) hereof."

     Section 3. WAIVER. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Lenders hereby agree to waive satisfaction by the Company of the conditions under Section 6.03 of the Credit Agreement relating to the real Property located at Crestwood Industrial Park, Mountain Top, Pennsylvania (as identified in
Schedule IV thereto) (the "PENNSYLVANIA PROPERTY"); PROVIDED that, if the loans permitted under Section 8.07(e) of the Credit Agreement from the Pennsylvania Industrial Development Authority and the Pennsylvania Department of Commerce Sunny Day Loan Fund shall not be secured by a mortgage Lien on the Pennsylvania Property, the Company shall, within 30 days following such failure to so secure such loans, comply with each of such conditions under said Section 6.03 with respect to the Pennsylvania Property.

     Section 4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders and the Agents that (a) the representations and warranties in Section 7 of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 7 to "this Agreement" included reference to this Amendment No. 1 and (b) no Default has occurred and is continuing as of the date hereof.





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     Section 5.  CONDITIONS PRECEDENT.  As provided in Sections 2 and 3 hereof, the amendments to the Credit Agreement set forth in said Section 2 and the waiver set forth in said Section 3 shall become effective, as of the date hereof, upon execution and delivery of one or more counterparts of this Amendment No. 1 by each of the parties hereto.

     Section 6. MISCELLANEOUS. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                        AEP INDUSTRIES INC.

                                        s/a Paul M. Feeney
                                        ---------------------


                                        LENDERS

                                        THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCATION)

                                        ---------------------


                                        MELLON BANK, N.A.

                                        ---------------------


                                        UNITED JERSEY BANK

                                        ---------------------


                                        VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST

                                        ---------------------


                                        THE BANK OF NEW YORK (NJ)

                                        ---------------------


                                        EUROPEAN AMERICAN BANK

                                        ---------------------


                                        THE DAIWA BANK, LIMITED

                                        ---------------------

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                                        RESTRUCTURED OBLIGATIONS
                                         BACKED BY SENIOR ASSETS B.V.
                                         By its Portfolio Advisor,
                                         CHANCELLOR SENIOR SECURED
                                         MANAGEMENT, INC.

                                        ---------------------


                                        CERES FINANCE LTD.
                                         by its Financial Manager,
                                         CHANCELLOR SENIOR SECURED
                                         MANAGEMENT, INC.

                                        ---------------------


                                        STRATA FUNDING LIMITED
                                         by its Financial Manager,
                                         CHANCELLOR SENIOR SECURED
                                         MANAGEMENT, INC.

                                        ---------------------


                                        KEYPORT LIFE INSURANCE COMPANY

                                        ---------------------


                                        ADMINISTRATIVE AGENT

                                        THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION),
                                         as Administrative Agent

                                        ---------------------

                                        DOCUMENTATION AGENT

                                        MELLON BANK, N.A.
                                         as Documentation Agent

                                        ---------------------


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